UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 19, 2019

Walmart Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-06991	71-0415188
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

702 S.W. 8th Street

Bentonville, Arkansas 72716-0215

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(479) 273-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	WMT	New York Stock Exchange
1.900% Notes Due 2022		New York Stock Exchange
2.550% Notes Due 2026		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

Walmart Inc., a Delaware corporation (the “Company”), and Barclays Capital Inc., BofA Securities, Inc., Citigroup Global Markets Inc., HSBC Securities (USA) Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, acting for themselves and as representatives of the other several underwriters named in Schedule I to the Pricing Agreement (as defined below) (collectively, the “Underwriters”), have entered into a Pricing Agreement, dated September 19, 2019 (the “Pricing Agreement”), pursuant to which, subject to the satisfaction of the conditions set forth therein, the Company has agreed to sell to the Underwriters, and the Underwriters have agreed to purchase from the Company, $500,000,000 aggregate principal amount of the Company’s 2.375% Notes Due 2029 (the “2029 Notes”) and $1,000,000,000 aggregate principal amount of the Company’s 2.950% Notes Due 2049 (the “2049 Notes” and, together with the 2029 Notes, the “Notes”). The Pricing Agreement incorporates by reference the terms and conditions of an Underwriting Agreement, dated September 19, 2019 (the “Underwriting Agreement”), between the Company and the Underwriters. The Company and the Underwriters expect to consummate the sale and purchase of the Notes pursuant to the Pricing Agreement on September 24, 2019.

The 2029 Notes will be sold to the public at a price equal to 99.894% of the aggregate principal amount of the 2029 Notes ($499,470,000 of proceeds before the underwriting discount and transaction expenses). The net proceeds to the Company from the sale of the 2029 Notes, after the underwriting discount, but before transaction expenses allocable to the sale of the 2029 Notes, will be $497,220,000.

The 2049 Notes will be sold to the public at a price equal to 98.528% of the aggregate principal amount of the 2049 Notes ($985,280,000 of proceeds before the underwriting discount and transaction expenses). The net proceeds to the Company from the sale of the 2049 Notes, after the underwriting discount, but before transaction expenses allocable to the sale of the 2049 Notes, will be $976,530,000.

The Notes will be sold to the public at an aggregate price of $1,484,750,000 before the underwriting discounts and transaction expenses. The aggregate net proceeds to the Company from the sale of the Notes, after the underwriting discounts, but before transaction expenses allocable to the sale of the Notes, will be $1,473,750,000.

The 2029 Notes will constitute part of the Company’s newly created series of 2.375% Notes Due 2029 (the “2029 Series”) and the 2049 Notes will constitute part of the Company’s newly created series of 2.950% Notes Due 2049 (the “2049 Series” and, together with the 2029 Series, the “New Series”). The Notes of each of the New Series will be senior, unsecured debt securities of the Company, and the Notes of each New Series will rank equally with each other and with all of the other senior, unsecured debt obligations of the Company. The New Series were created and established, and the terms and conditions of each New Series were established, by action of the Company and an authorized officer of the Company pursuant to, and in accordance with, the terms of the Indenture, dated as of July 19, 2005, as amended and supplemented (the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee (the “Trustee”), and the Indenture and the related series terms certificates pursuant to the Indenture will govern the Notes of each New Series. The respective terms of the 2029 Notes and the 2049 Notes are as set forth in the Indenture and in the forms of the Global Notes (referred to below) that will represent the Notes of each New Series to be sold pursuant to the Pricing Agreement.

The material terms of the Notes are described in the Company’s prospectus supplement dated September 19, 2019, which relates to the offer and sale of the Notes (the “Prospectus Supplement”), and the Company’s prospectus dated December 7, 2017, which relates to the offer and sale from time to time of an indeterminate amount of the Company’s debt securities, including the Notes (the “Prospectus”). The Prospectus Supplement, together with the Prospectus, was filed by the Company with the Securities and Exchange Commission (the “Commission”) on September 20, 2019 pursuant to Rule 424(b)(2) under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the offer and sale of the Notes. A Final Term Sheet, dated September 19, 2019, relating to, and setting forth certain terms of, the Notes was filed with and accepted by the Commission pursuant to Rule 433 under the Securities Act on September 19, 2019.

The Notes of each New Series will be initially issued and delivered in book-entry form only and will be represented by one or more global notes, which will be in definitive, fully registered form without interest coupons. The 2029 Notes will be represented by one global note, which will be in the principal amount of $500,000,000 (the “2029 Global Note”). The 2049 Notes will be represented by two global notes, each of which will be in the principal amount of $500,000,000 (the “2049 Global Notes” and, together with the 2029 Global Note, the “Global Notes”). Each Global Note will be payable to Cede & Co., a New York corporation, as nominee of The Depository Trust Company. The Global Notes will be executed by the Company and authenticated by the Trustee in accordance with the Indenture.

Filed as exhibits to this Current Report on Form 8-K are: (i) the Pricing Agreement; (ii) the Underwriting Agreement; (iii) the Series Terms Certificate Pursuant to the Indenture Relating to 2.375% Notes Due 2029, which was executed in accordance with the Indenture and which evidences the establishment of the terms and conditions of the 2029 Series in accordance with the Indenture; (iv) the Series Terms Certificate Pursuant to the Indenture Relating to 2.950% Notes Due 2049, which was executed in accordance with the Indenture and which evidences the establishment of the terms and conditions of the 2049 Series in accordance with the Indenture; (v) the form of 2029 Global Note; (vi) the form of 2049 Global Note; and (vii) the opinion of Hunton Andrews Kurth LLP, counsel to the Company, regarding the legality of the issuance and sale of the Notes. The descriptions of such exhibits in this Current Report on Form 8-K are qualified in their entirety by reference to the full copies of such exhibits filed hereto, which are incorporated herein by reference.

The Company is offering and selling the Notes under the Company’s Registration Statement on Form S-3ASR (File No. 333-221941) (the “Registration Statement”), which registration statement relates to the offer and sale on a delayed basis from time to time of an indeterminate amount of the Company’s debt securities. This Current Report on Form 8-K is being filed in connection with the offer and sale of the Notes as described herein and to file with the Commission, in connection with the Registration Statement, the documents and instruments attached hereto as exhibits.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

The following documents are filed as exhibits to this Current Report on Form 8-K:

1(a)	Pricing Agreement, dated September 19, 2019, between the Company and the Underwriters, together with the Underwriting Agreement, dated September 19, 2019, between the Company and the Underwriters

4(a)	Series Terms Certificate Pursuant to the Indenture Relating to 2.375% Notes Due 2029 of the Company

4(b)	Series Terms Certificate Pursuant to the Indenture Relating to 2.950% Notes Due 2049 of the Company

4(c)	Form of Global Note to represent the 2.375% Notes Due 2029 of the Company

4(d)	Form of Global Note to represent the 2.950% Notes Due 2049 of the Company

5	Legality Opinion of Hunton Andrews Kurth LLP, counsel to the Company, dated September 23, 2019

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 23, 2019

WALMART INC.

By:	/s/ Gordon Y. Allison
Name:	Gordon Y. Allison
Title:	Senior Vice President, Office of the Corporate Secretary, and Chief Counsel for Finance and Governance

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